                                                                   EXHIBIT 10.15

                         CONTINENTAL CABLEVISION, INC.
                         -----------------------------
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                     --------------------------------------
                          (Effective January 1, 1995)

                         CONTINENTAL CABLEVISION, INC.
                         -----------------------------
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                     --------------------------------------
                          (Effective January 1, 1995)

                               Table of Contents
                               -----------------

Article      Section                                          Page
- -------      -------                                          ----
  I                  Establishment and Purpose
                     -------------------------

             1.1     Establishment of Plan                      1
             1.2     Purpose                                    1

  II                 Definitions
                     -----------

             2.1     Definitions                                2
             2.2     Gender and Number                          2

 III                 Eligibility and Participation
                     -----------------------------

             3.1     Eligibility                                3
             3.2     Date of Participation                      3

  IV                 Supplemental Retirement Benefits
                     --------------------------------

             4.1     Supplemental Retirement                    4
                     Benefits
             4.2     Commencement of Benefits                   4
             4.3     Preretirement Death                        5
                     Benefit
             4.4     Form of Payment                            5

  V                  Rights of Participants
                     ----------------------

             5.1     Vesting                                    6
             5.2     Contractual Obligation                     6
             5.3     Unsecured Interest                         6
             5.4     Employment                                 6

  VI                 Administration
                     --------------

             6.1     Administration                             7
             6.2     Finality of Determination                  7
             6.3     Expenses                                   7

 VII                 Claims Procedure
                     ----------------

             7.1     Claims Procedure                           8

 VIII                Amendment and Termination
                     -------------------------

             8.1     Amendment and Termination                 10

                         CONTINENTAL CABLEVISION, INC.
                         -----------------------------
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                     --------------------------------------
                          (Effective January 1, 1995)

                               Table of Contents
                               -----------------
                                  (Continued)

Article      Section                                          Page
- -------      -------                                          ----

  IX                 Miscellaneous
                     -------------

             9.1     Nontransferability                        11
             9.2     Tax Withholding                           11
             9.3     Indemnification                           11
             9.4     Release By Participants and
                      Beneficiaries                            11
             9.5     Incompetents                              12
             9.6     Notices                                   12
             9.7     Applicable Law                            13

                         CONTINENTAL CABLEVISION INC.
                         ----------------------------
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                    --------------------------------------
                          (Effective January 1, 1995)

                     Article I.  Establishment and Purpose
                     -------------------------------------

   1.1  Establishment of Plan.  Continental Cablevision, Inc. hereby establishes
        ---------------------
an unfunded supplemental executive retirement plan for the benefit of certain eligible employees, known as the Continental Cablevision, Inc. Supplemental Executive Retirement Plan (the "Plan"). The Plan is effective as of January 1, 1995 and is applicable only to persons who, an or after January 1, 1995, are in the active employ of Continental Cablevision, Inc. (the "Company").

   1.2  Purpose.  The purpose of this Plan is to provide a select group of
        -------
Employees with retirement benefits lost due to restrictions on the Continental Cablevision, Inc. Retirement Plan imposed by sections 401(a)(17) and 415 or the Internal Revenue Code of 1986. These restrictions primarily impact higher paid Employees. The intent is to provide these individuals with retirement benefits similar to those other employees can receive under the Retirement Plan.

The Company intends that for purposes of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), the Plan shall constitute an unfunded arrangement maintained for the purpose of providing deferred compensation for a select group of management and highly compensated employees. If the Committee determines that any Participant, with respect to any period, is not a member of such a select group for purposes of ERISA, the Committee may, after notice to such person, terminate such person's participation in the Plan, and cause such person's benefits to be paid to the Participant as soon as practicable or to be transferred to a trust for the Participant's sole benefit, which trust is not subject to Title I of ERISA.

                            Article II.  Definitions
                            ------------------------

          2.1  Definitions.  Capitalized terms used in this Plan and not defined
               -----------
herein shall have the same meaning as set forth in the Retirement Plan.
Whenever used herein, the following terms shall have the meaning set forth below:

           (a)  Board means the Board of Directors the Company.
                -----
           (b)  Code means the Internal Revenue Code of 1986, as amended from
                ----
                time to time.
           (c) Committee means a committee consisting of two or more individuals (who may, but need not be, officers or directors of the Company) who are appointed by the Board to administer this Plan.
           (d)  Company means Continental Cablevision, Inc. and any successor to
                -------
                all or a major portion of its property or business.
           (e)  ERISA means the Employee Retirement Income Security Act  of
                -----
                1974, as amended from time to time.
           (f)  Participant means an Employee who has satisfied the requirements
                -----------
                of sections 3.1 and 3.2 of the Plan.
           (g)  Retirement Plan means the Continental Cablevision, Inc.
                ---------------
                Retirement Plan, as in effect on January 1, 1995, and as subsequently amended and any successor or replacement plan for such plan.
           (h)  Supplemental Retirement Benefits means the retirement benefits
                --------------------------------
                provided under section 4.1 of the Plan.
           (i)  Termination of Employment means the Retirement, resignation,
                -----------
                death, or other voluntary or involuntary termination of a Participant's employment relationship with the Company.

          2.2  Gender and Number.  Except where otherwise indicated by the
               -----------------
context, any masculine terminology used herein shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

                  Article III.  Eligibility and Participation
                  -------------------------------------------

          3.1  Eligibility.  Any key management or highly compensated Employee
               -----------
who is a participant in the Retirement Plan and whose retirement benefits under the Retirement Plan are limited by the benefit limitation set forth in Code section 415 or by the compensation limitation set forth in Code section 401(a)(17) shall be eligible to receive the Supplemental Retirement Benefits described in section 4.1 of this Plan.

          3.2  Date of Participation.  Each Employee who is eligible to become a
               ---------------------
participant under section 3.1 shall become a Participant on the later of (1) January 1, 1995, or
(2) the first day of the first Plan Year coincident with or next following the date the Employee is first eligible.

                 Article IV.  Supplemental Retirement Benefits
                 ---------------------------------------------

     4.1  Supplemental Retirement Benefits.  The Company will pay or cause to be
          --------------------------------
paid to each Participant who is entitled to receive benefits under the Retirement Plan a monthly retirement benefit, calculated as of the later of the Participant's Termination of Employment or the first date payments of retirement benefits could commence under the Retirement Plan, equal to the difference (if any) between (a) and (b) where--
     (a) is the monthly retirement benefit that would be payable as a life annuity from the Retirement Plan if (i) the limitations imposed by Code section 415 are not imposed and (ii) Compensation and Average Annual Compensation are determined without regard to the limitations under Code section 401(a)(17), and
     (b) is the monthly retirement benefit payable as a life annuity from the Retirement Plan.

    4.2   Commencement of Benefits.  A Participant's benefit under this Article
          ------------------------
IV shall commence upon the later of--
     (a)  the Participant's Termination of Employment, or
     (b) the first date payment of retirement benefits could commence under the Retirement Plan.

    4.3   Preretirement Death Benefit.  If a married Participant dies after
          ---------------------------
completion of five years of Vesting Service and prior to such Participant's annuity starting date under the Retirement Plan, then the Participant's surviving spouse shall be eligible to receive a death benefit from this Plan. The monthly benefit shall be 50 percent of the amount the Participant would have been entitled to receive had the Participant terminated employment on the day before the Participant's death with a Joint and Survivor Annuity form of payment in effect. Payment of the Preretirement Death Benefit under this section 4.3 shall commence as of the later of--

     (a)  the Participant's death, or
     (b) the first date upon which the surviving spouse could receive a Qualified Preretirement Survivor Annuity under the Retirement Plan.

     4.4  Form of Payment.  Benefit payments shall be paid in the normal form
          ---------------
described in section 8.2(a) or (b) of the Retirement Plan, as applicable; provided, however, that the Board in its sole discretion may direct that payment be made in any actuarially equivalent optional form of payment available under section 8.3 of the Retirement Plan. If a benefit under this Plan is to be paid as a Joint and Survivor Annuity or in an optional form, the amounts in section 4.1, as applicable, will be adjusted as appropriate by the Board. Actuarial equivalence shall be determined on the basis of the assumptions, factors, and interest rate set forth in the Retirement Plan.

                       Article V.  Rights of Participants
                       ----------------------------------

     5.1  Vesting.  A Participant shall have a nonforfeitable right to
          -------
Supplemental Retirement Benefits payable pursuant to Article IV upon completion of five years of Vesting Service or upon earlier Termination of Employment due to death or Retirement.

     5.2  Contractual Obligation.  It is intended that the Company is under a
          ----------------------
contractual obligation to make Supplemental Retirement Benefits under Article IV when due. Payment of Supplemental Retirement Benefits under this Plan shall be made out of the Company's general assets.

     5.3  Unsecured Interest.   No Participant or beneficiary shall have any
          ------------------
interest whatsoever in any specific asset of the Company. To the extent that any person acquires a right to receive payments under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

     5.4  Employment.  Nothing in this Plan shall interfere with or limit in any
          ----------
way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

                          Article VI.  Administration
                          ---------------------------

     6.1  Administration.  The Plan shall be administered by the Committee.  The
          --------------
Committee may from time to time establish rules for the administration of this Plan that are not inconsistent with the provisions of this Plan.

     6.2  Finality of Determination.  The determination of the Committee as to
          -------------------------
any disputed questions arising under this Plan, including questions of construction and interpretation, shall be final, binding, and conclusive upon all persons.

     6.3  Expenses.  The cost of payment from this Plan and the expenses of
          --------
administering the Plan shall be borne by the Company.

                         Article VII.  Claims Procedure
                         ------------------------------

    7.1   Claims Procedure.
          ----------------
     (a)  Submission of Claims.  Claims for benefits under the Plan shall be
          --------------------
          submitted in writing to the Committee or to an individual designated by the Committee for this purpose.
     (b)  Denial of Claim.  If any claim for benefits is wholly or partially
          ---------------
          denied, the claimant shall be given written notice within 90 days following the date on which the claim is filed, which notice shall set forth--
          (1)  the specific reason or reasons for the denial;
          (2) specific references to pertinent Plan provisions on which the denial is based;
          (3) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and
          (4)  an explanation of the Plan's claim review procedure.

          If special circumstances require an extension of time for processing the claim, written notice of an extension shall be furnished to the claimant prior to the end of the initial period of 90 days following the date on which the claim is filed. Such an extension may not exceed a period of 90 days beyond the end of said initial period.

          If the claim has not been granted, and if written notice of the denial of the claim is not furnished within 90 days following the date on which the claim is received by the Committee, the claim shall be deemed denied for the purpose of proceeding to the claim review procedure.

     (c)  Claim Review Procedure.  The claimant or the claimant's authorized
          ----------------------
          representative shall have 60 days after receipt of written notification of denial of a claim to request a review of the denial by making written request to the Committee, and may review pertinent documents and submit issues and comments in writing within such 60-day period.

          Not later than 60 days after receipt of the request for review, the Committee shall render and furnish to the claimant a written decision which shall include specific reasons for the decision, and shall make specific references to pertinent Plan provisions on which it is based. If special circumstances require an extension of time for processing, the decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review, provided that written notice and explanation of the delay are given to the claimant prior to commencement of the extension. Such decision by the Committee shall not be subject to further review. If a decision on review is not furnished to a claimant within the specified time period, the claim shall be deemed to have been denied on review.

                    Article VIII.  Amendment and Termination
                    ----------------------------------------

    8.1   Amendment and Termination.  The Company expects the Plan to be
          -------------------------
permanent but since future conditions affecting the Company cannot be anticipated or foreseen, the Company necessarily must and does hereby reserve the right to amend, modify, or terminate the Plan at any time by action of the Board. Any such amendment, modification, or termination shall not reduce or diminish any person's right to receive any benefit accrued hereunder prior to the date of such amendment, modification, or termination. Notice of such amendment or termination shall be given in writing to each Participant and beneficiary of a deceased Participant having an interest in the Plan.

                           Article IX.  Miscellaneous
                           --------------------------

     9.1  Nontransferability.  In no event shall the Company make any payment
          ------------------
under this Plan to any assignee or creditor of a Participant or a beneficiary. Prior to the time of payment hereunder, a Participant or a beneficiary shall have no rights by way of anticipation or otherwise to dispose of any interest under this Plan nor shall such rights be assigned or transferred by operation of law.

    9.2  Tax Withholding.  The Company shall have the right to deduct from all
         ---------------
payments made from the Plan any federal, state, and local taxes required by law to be withheld with respect to such payments.

    9.3   Indemnification.  To the extent permitted by law, each member of the
          ---------------
Committee and all agents and representatives of the Committee shall be indemnified by the Company against any claims, and the expenses of defending against such claims, resulting from any action or conduct relating to the administration of the Plan except claims arising from gross negligence, willful neglect, or willful misconduct.

    9.4   Release by Participants and Beneficiaries.  Except to the extent that
          ------------------------------------------
it relieves the Company or the Committee from responsibility or liability for any responsibility, obligation, or duty owing to the Plan or to any Participant or beneficiary, any payment made in accordance with the provisions of the Plan to any person entitled to benefits under this Plan shall to the extent thereof be in full satisfaction of all claims against the Company and the Committee, either of which may require as a condition precedent to such payment that the recipient execute a receipt and release therefor in such form as shall be determined by the Company of the Committee, as the case may be.

    9.5   Incompetents.  In the event that any benefits become payable to a
          -------------
person under legal disability or to a person not judicially declared incompetent but whom the Committee or its delegate considers unable properly to administer the benefits by reason of physical or mental disability, then the benefits shall be paid out in such of the following ways as the Committee or its delegate deems best:

     (a)  directly to such person;
     (b)  to the legally appointed guardian or conservator of such person; or
     (c) to a relative or friend for the care and support of such person; and the Committee and the Company shall incur no liability therefor.

     9.6  Notices.  Any notice under the Plan will be deemed to have been
          -------
properly delivered if it is in writing and is delivered in hand or sent by registered mail, postage prepaid, to the party addressed as follows, unless another address has been substituted by notice so given:

     To a Participant: To the Participant's address as set forth in the payroll records of the Company.

     To the Committee: Care of the Company, at its address as shown directly below.

     To the Company:  Continental Cablevision, Inc.
                      The Pilot House
                      Lewis Wharf
                      Boston, MA 02110
                      Attention: Mr. Michael Ritter

     9.7  Applicable Law.  This Plan shall be governed and construed in
          --------------
accordance with the laws of the State of Delaware.

                              * * * * * * * * * *

     IN WITNESS WHEREOF, CONTINENTAL CABLEVISION, INC. has caused this instrument to be executed, effective January 25, 1995, on this 1st day of January, 1995.


                               CONTINENTAL CABLEVISION, INC.



                              By:/s/ Timothy P. Neher
                                 ----------------------------
ATTEST:



By: /s/ P. Eric Krauss
   -----------------------